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                                                                   EXHIBIT 10.69


                               ALPHA MICROSYSTEMS
                        1998 STOCK OPTION AND AWARD PLAN

SECTION 1.     GENERAL PURPOSE OF PLAN; DEFINITIONS.

               (a) This plan is intended to implement and govern the 1998 Stock Option and Award Plan (the "Plan") of Alpha Microsystems, a California corporation (the "Company"). The Plan was adopted by the Board of Directors of the Company (the "Board") as of August 11, 1998, subject to the approval of the Company's stockholders. The purpose of the Plan is (i) to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the directors, officers and other key employees, and agents and consultants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company, and (ii) to align Nonemployee Directors' personal interests more closely with those of stockholders of the company by providing Nonemployee Directors with stock options in lieu of cash compensation for service on the Board of Directors.

               (b)    Definitions.

               For purposes of the Plan, the following terms shall be defined as set forth below:

                      (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

                      (2) "Act" means the Securities Exchange Act of 1934, as amended (the "Act.

                      (3) "Board" means the Board of Directors of the Company.

                      (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                      (5) "Commission" means the Securities and Exchange Commission.

                      (6) "Committee" means the committee appointed to administer the Plan by the Board consisting of not less than two members of the Board. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                      (7) "Company" means Alpha Microsystems, a corporation organized under the laws of the State of California (or any successor corporation).

                      (8) "Deferred Stock" means an award granted pursuant to
Section 7 of the right to receive Stock at the end of a specified deferral period.

                      (9) "Director" means a member of the Board.

                      (10) "Disability" means permanent and total disability as determined within the meaning of Section 22(e)(3) of the Code.

                      (11) "Effective Date" shall mean the date provided pursuant to Section 15.


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                      (12) "Eligible Employee" means an employee of the Company
or any Subsidiary eligible to participate in the Plan pursuant to Section 4.

                      (13) "Employee" means any officer or other regular full-time employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                      (14) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include the rules and regulations thereunder and successor provisions and rules and regulations thereto.

                      (15) "Fair Market Value" means, as of any given date, with respect to any award granted hereunder, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal, or
(B) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

                      (16) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                      (17) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 10 below).

                      (18) "Nonemployee Director" means any member of the Board who is not an Employee of the Company or a Subsidiary.

                      (19) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

                      (20) "Participant" means any Eligible Employee of the Company or any Subsidiary or any director, consultant or advisor of the Company or any subsidiary selected by the Committee, pursuant to the Administrator's authority in Section 2, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing and any Nonemployee Director or who elects to participate in the Plan in accordance with the terms of the Plan.

                      (21) "Performance Share" means an award of shares of Stock granted pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

                      (22) "Plan" means this 1998 Stock and Awards Plan.

                      (23) "Restricted Period" means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 7.

                      (24) "Restricted Stock" means an award granted pursuant to
Section 7 of shares of Stock subject to restrictions that will lapse with the passage of time.

                      (25) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended or superseded from time to time, or any successor definition adopted by the Commission,

                      (26) "Stock" means the common stock of the Company.

                      (27) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock


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Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

                      (28) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5.

                      (29) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                      (30) "Termination of Board Service" means the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death.

SECTION 2.     ADMINISTRATION.

               (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board.

               (b) The Administrator shall have the power and authority to grant to Eligible Employees, directors, and consultants and advisors (who render bona fide services other than in connection with the offer and sale of securities in capital-raising transactions for the Company), of the Company or any Subsidiary, pursuant to the terms of the Plan: (A) Stock Options, (B) Stock Appreciation Rights or Limited Stock Appreciation Rights, (C) Restricted Stock, (D) Deferred Stock, (E) Performance Shares or (F) any combination of the foregoing.

               In particular, the Administrator shall have the authority:

                      (1) except as set forth in paragraph (c) of this Section 2, to select those employees of the Company or any Subsidiary who shall be Eligible Employees;

                      (2) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Employees or any director, consultant or adviser of the Company or any Subsidiary hereunder;

                      (3) to determine the number of shares to be covered by each such award granted hereunder;

                      (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period, and (y) the performance goals and periods applicable to the award of Performance Shares; and

                      (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

               (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; provided, however, in no event shall the


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Committee have the power to determine the amount, price, or timing of Stock
Options to be issued under the Plan to Nonemployee Directors pursuant to Section 8 below, all such determinations being automatic pursuant to Plan provisions.

               (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

               (e) In the case where the Administrator is the Committee, a majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee

SECTION 3.     STOCK SUBJECT TO PLAN.

               (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be Two Million shares. Such shares may be authorized but unissued shares, or shares acquired in the market for the account of the Participant, or a combination thereof. At all times, the number of shares reserved and available for issuance hereunder as so determined from time to time shall be decreased by virtue of awards granted and outstanding or exercised hereunder.

               (b) To the extent that (i) a Stock Option or expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

               (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, liquidation, dissolution, or other similar corporate transaction or event affecting the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares in a manner that is proportionate to the change to the Stock and otherwise equitable subject to outstanding Stock Options granted under the Plan, provided that the number of shares subject to any award shall always be a whole number. With respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option.

SECTION 4.     ELIGIBILITY.

               (a) Officers and other key employees of the Company or any Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries and directors of the Company and any Subsidiary and consultants and advisers of the Company and its Subsidiaries (who render bona fide services other than in connection with the offer and sale of securities in capital-raising transactions for the Company) shall be eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards and Performance Shares hereunder. Officers and other key employees of the Company and its Subsidiaries shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees and consultants and advisers recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.


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(B) EACH DIRECTOR OF THE COMPANY WHO IS NOT AN EMPLOYEE OF THE COMPANY, WILL BE
ELIGIBLE TO BE GRANTED (AND SHALL BE GRANTED) STOCK OPTIONS UNDER SECTION 8. A NONEMPLOYEE DIRECTOR'S ELIGIBILITY UNDER THE PLAN AUTOMATICALLY TERMINATES ON THE DATE OF TERMINATION OF BOARD SERVICE.

SECTION 5.     STOCK OPTIONS.

               (a) Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine consistent with the terms of the Plan, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

               The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

               (b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights), provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company or its Subsidiaries. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

               (c) Stock Options granted under the Plan (other than Stock Options granted pursuant to Section 8 which shall be on the terms and conditions set forth in Section 8) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                      (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                      (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                      (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator


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may determine, in its sole discretion. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires.

                      (iv) Method of Exercise. Subject to Section 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by cancellation of any indebtedness owed by the Company to the optionee, (ii) by a promissory note executed by the optionee,
(iii) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, or (iv) by having shares withheld to pay the exercise price, or (v) by any combination of the foregoing. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

               (d) Voluntary Surrender. The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

               (e) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall
(i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.


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               (f) Limits on Transferability of Options.

                      (i) Subject to Section 5(f)(ii), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

                      (ii) The Administrator may, in its discretion, authorize all or a portion of the options (other than Incentive Stock Options) to be granted to an optionee to be on terms which permit transfer by such optionee to
(A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or
(D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(f)(ii), and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(f)(i) or expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(g), (h) and (i) and 11(c) hereof, the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(g), (h) and (i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the option agreement governing such options otherwise provides. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. "Qualified domestic partner" for the purpose of this Section 5(f)(ii) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

               (g) Termination by Death. If an optionee's employment with the Company or any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

               (h) Termination by Reason of Disability. If an optionee's employment with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such one-year period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of termination for a period of one year (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the applicable exercise periods under Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.


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               (i) Other Termination. Except as otherwise determined by the
Administrator, if an optionee's employment with the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination, or (ii) the expiration of the stated term of such Stock Option ,or (iii) such shorter period as the Administrator may specify at grant.

               (j) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company, a Parent Corporation or any Subsidiary become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6.     STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

               (a) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

               A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

               A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

               (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

                      (i) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                      (ii) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                      (iii) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (f) of Section 5.


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                      (iv) Upon the exercise of a Related Stock Appreciation
Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan.

                      (v) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                      (vi) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

                      (vii) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                      (viii) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

                      (ix) Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraph (f) of Section 5.

                      (x) In the event of the termination of an employee who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

                      (xi) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined in Section 10 below), and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                      (xii) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                      (xiii) For the purpose of the limitation set forth in
Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

SECTION 7.     RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

               (a) General. Restricted Stock, Deferred Stock and Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in Section 7(c)) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock and Performance Share awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock and Performance Share awards need not be the same with respect to each recipient.

               (b) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date.

               Except as otherwise provided below in this Section 7(b), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Alpha Microsystems 1998 Stock Option and Awards Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Alpha Microsystems. Copies of such Plan and Agreement are on file in the offices of Alpha Microsystems."

               The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

               With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

               (c) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                      (i) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock or Performance Share award agreement, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the

Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 11.

                      (ii) Except as provided in paragraph (c)(i) of this
Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares covered by the award of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                      (iii) Subject to the provisions of the Restricted Stock, Deferred Stock or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest on such amount at the rate of 8% per year.

SECTION 8      NONEMPLOYEE DIRECTOR STOCK OPTIONS.

               Each Nonemployee Director shall, in his or her capacity as a Nonemployee Director, receive in lieu of in cash compensation for service on the Board of Directors, automatic grants of Stock Options as set forth in this
Section 8.

                      (a) Stock Option Grant in Lieu of Other Compensation for Past Services. Effective upon the date this Plan is approved by the Shareholders, each person who was a Nonemployee Director for the period commencing December 1, 1997 through September 1, 1998, provided such Nonemployee Director agrees to accept such Non-Qualified Stock Option in lieu of any other compensation for service on the Board of Directors (excluding reimbursement of travel expense) for such period, shall automatically be granted on such date a Non-Qualified Stock Option to purchase a number of shares calculated as follows:
(i) 9,465 (the number of shares such Director would otherwise have been entitled to receive for his services during such period) shall be multiplied by the Fair Market Value of a share on the grant date of the Option; (ii) the product of (i) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (iii) the product of (ii) shall be divided by the Fair Market Value of a share of Common Stock on August 11, the date the Directors approved this Plan ($2.72), which quotient shall be the number of shares for which the Option is granted. The exercise price per share under such Non-Qualified Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date of such grant. Such Non-Qualified Stock Option shall be exercisable immediately and shall continue to be exercisable for ten (10) years after the date of grant.

                      (b) Stock Options to be Granted in Lieu of Future Director Compensation.

                      (i) Initial Grants. Each Nonemployee Director serving as of the date this Plan is approved by the Shareholders will be automatically granted on such date as compensation for his services as a Director a Non-Qualified Stock Option (the "Initial Grant") to purchase a number of shares calculated as follows: (i) $30,000, (the amount such Director would otherwise have been paid for his services during such period) shall be multiplied by 3, since the Option will be in lieu of compensation for three years service; (ii) the product of (i) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (iii) the product of (ii) shall be divided by the Fair Market Value of a share of Common Stock on the date of grant, which quotient shall be the number of shares for which the Option is granted. The exercise price per share under such

Non-Qualified Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date of such grant. Such Non-Qualified Stock Option shall be exercisable one third immediately, and additional one third on each of the first and second anniversaries of the grant (provided the Director continues to serve as a Director), and shall continue to be exercisable for ten (10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in Paragraph (c) of this Section 8 should the Director cease to be a Director. New Nonemployee Directors shall receive Initial Grants upon their first election or appointment to the Board unless there are any changes in accounting requirements which would result in such grants having a material adverse impact on the Company's results of operations, in which case their Initial Grants shall be on the terms set forth in Subparagraph (ii) below for Subsequent Grants.

                      (ii) Subsequent Grants. On the third anniversary of the date of a Nonemployee Director's Initial Grant (or on the first anniversary of the date of a Nonemployee Director's Initial Grant if the Initial Grant was on the terms set forth in this Subparagraph (ii)), and on each anniversary thereafter, such Nonemployee Director if then serving on the Board shall be granted automatically a Non-Qualified Stock Option to purchase a number of shares calculated as follows: (i) $30,000 (the amount such Director would otherwise have been paid for his services during such period) shall be multiplied by 3 (a multiplier chosen to reflect that the Director will have to purchase such shares); (ii) the product of (i) shall be divided by the Fair Market Value of a share of Common Stock on the date of grant, which quotient shall be the number of shares for which the Option is granted. The purchase price of each share under such Non-Qualified Stock Option shall equal the Fair Market Value of a share of Common Stock on the date of such grant. Such Option shall be exercisable immediately, and shall continue to be exercisable for ten
(10) years after the date of grant, provided that the Director continues to serve as a Director of the Company, or as set forth in Paragraph (c) of this
Section 8 should such Director cease to be a Director.

                      (c) Option Terms.

                             (i) Method of Exercise. Each Non-Qualified Stock Option granted pursuant to this Section 8 may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by cancellation of any indebtedness owed by the Company to the optionee, (ii) by a promissory note executed by the optionee, (iii) in the form of unrestricted Stock already owned by the optionee, (iv) by having shares withheld to pay the exercise price, or
        (v) by any combination of the foregoing. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of
        Section 11.

                             (ii) Cessation of Directorship. After a Nonemployee Director granted Non-Qualified Stock Options ceases to be a Director, his or her rights to exercise any unexercised Non-Qualified Stock Options shall be as follows:

                                    (A) If a Nonemployee Director ceases to be a
                      Director by reason of death, the portion of such Director's Non-Qualified Stock Option exercisable at the time of such Director's death may thereafter be immediately exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                                    (B) If a Nonemployee Director ceases to be a
                      Director by reason of Disability, that portion of the Non-Qualified Stock Option which was exercisable at the time such Director ceased to be a Director may thereafter be exercised for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such cessation or until the expiration of the stated term of such Non-Qualified Stock Option, whichever period is shorter.

                                    (C) If a Nonemployee Director ceases to be a
                      Director for any reason other than death or Disability, that portion of the Non-Qualified Stock Option which was exercisable at the Time such Director ceased to be a Director may be exercised until the earlier to occur of
                      (i) three months from the date of such cessation, or three years if the Non-Employee Director had served as a Director for ten years or more or had reached the age of 70 at the date he ceased to be a Director; or (ii) the expiration of the stated term of such Non-Qualified Stock Option.

                             (iv) Limits on Transferability of Options. No Non-Qualified Stock Option granted hereunder shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in ERISA, provided that to the extent the Company generally permits other optionees under the Plan to do so and more than three years have elapsed since the Non-Qualified Option was granted, all or a portion of the Non-Qualified Stock Options granted hereunder be transferred to (A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or (D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, and (y) subsequent transfers of transferred options shall be prohibited except those expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of cessation of directorship as set forth in this
        Section 8 hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under this Section 8. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. "Qualified domestic partner" for the purpose of this paragraph (iv) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

SECTION 9.     AMENDMENT AND TERMINATION.

               (a) Except as set forth in paragraph (b) of this Section 9, the Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

                      (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

                      (ii) change the employees or class of employees eligible to participate in the Plan; or

                      (iii) extend the maximum option period under paragraph (c) of Section 5 of the Plan.

               (b) With respect to the amount, price and timing of issuance of Stock hereunder to the persons eligible under Section 4(b), the provisions hereof shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. The Board of Directors may, in its discretion, submit any proposed amendment to the Plan to the stockholders of the Company for approval and shall submit proposed amendments to the Plan to the stockholders of the Company for approval if such approval is required in order for the Plan to comply with Rule 16b-3 of the Exchange Act (or any successor rule).

               (c) The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 10.    UNFUNDED STATUS OF PLAN.

               The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 11.    CHANGE OF CONTROL.

               The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (b) of this
Section 11:

               (a) In the event of a "Change of Control," unless otherwise set forth in writing under any individual agreement,:

                      (i) any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

                      (ii) the restrictions applicable to any Restricted Stock, Deferred Stock and Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested;

                      (iii) each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof.

               (b) For purposes of paragraph (a) of this Section 11, a "Change of Control" shall be deemed to have occurred if:

                      (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                      (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this
Section 11(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                      (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                      (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               (c) For purposes of this Section 11, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty-day period as determined by the Administrator.

SECTION 12.    GENERAL PROVISIONS.

               (a) Investment Representation; Legend. The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

               All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

               (b) Nonexclusivity of Plan. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

               (c) Income Taxes. Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

               (d) No Liability. No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

               (e) No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Subsidiaries, or to interfere with the right of the Company or it Subsidiaries to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Stock Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, or Performance Shares authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

               (f) Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the National Association of Securities Dealers, Inc. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

               (g) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant who is a Nonemployee Director any right to continue to serve as a Nonemployee Director of the Company.

               (h) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such Participant (or person).

               (i) Governing Law. To the extent not preempted by Federal law, the Plan and any agreement pursuant to the Plan shall be construed in accordance with and governed by the internal laws of the State of California.

               (j) Notices. Any notice or other communication required or permitted to be given pursuant to the Plan or under any agreement hereunder must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received on the date three days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails; and if given other than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Participants at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

               (k) Titles and Headings. Titles and headings of sections and articles of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.

SECTION 13.    INVALID PROVISION.

               (a) Severability. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be


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given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

               (b) Compliance with Rule 16b-3. It is the intent of the Company that this Plan and all transactions under this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act (or any successor rule). Accordingly, if any provision of this Plan, any agreement hereunder, or any transaction pursuant to the Plan does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, such provisions will be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant. To the extent that any provision of the Plan, any agreement hereunder, or any action by the Board or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Board or the Committee.

SECTION 14.    SUCCESSORS AND ASSIGNS.

               This Plan shall be binding on the inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 15.    EFFECTIVE DATE OF PLAN.

               The Plan will be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders (the "Effective Date").

SECTION 16.    TERM OF PLAN.

               No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

SECTION 17.    STOCKHOLDER APPROVAL.

               Stockholder approval of the Plan must be obtained not later than the final adjournment of the first annual meeting of stockholders of the Company held after the date the Board has adopted the Plan.



        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ALPHA MICROSYSTEMS on August 11, 1998.

        Executed on this 11th day of August, 1998.

                                            /s/ John F. Glade
                                            ------------------------------------
                                                Secretary


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